                                   EXHIBIT 4.1

NUMBER MCF___________          MCAFEE.COM CORPORATION         ___________ SHARES



       INCORPORATED UNDER THE LAWS OF                       SEE REVERSE FOR
            THE STATE OF DELAWARE                         CERTAIN DEFINITIONS
                                                           CUSIP 579062 10 0


         THIS CERTIFIES THAT ___________________________ is the owner of ___________________________________ fully paid and non-assessable shares of the Class A Common Stock, $.001 par value, of MCAFEE.COM CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:




/s/ EVAN COLLINS                                   /s/ SRIVATS SAMPATH
---------------------------------------            -----------------------------
Vice President, Chief Financial Officer            President and Chief
        and Secretary                              Executive Officer
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                             MCAFEE.COM CORPORATION

         A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  --  as tenants in common               UNIF GIFT MIN ACT -- _____________Custodian ____________
   TEN ENT  --  as tenants by the entireties                               (Cust)                 (Minor)
   JT TEN   --  as joint tenants with rights                            under Uniform Gifts to Minors
                of survivorship and not as                              Act _______________________________
                tenants in common                                                       (State)
                                                   UNIF TRF MIN ACT --  _________Custodian (until age _______)
                                                                         (Cust)
                                                                        ______________ under Uniform Transfers
                                                                           (Minor)
                                                                        to Minors Act ______________________
                                                                                            (State)


    Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ____________________________________________ hereby sell, assign and transfer unto



 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________

_________________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________



                                       X________________________________________

                                       X________________________________________

                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By___________________________________

THE SIGNATURES MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad 15.